UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2013

SciQuest, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34875	56-2127592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6501 Weston Parkway, Suite 200, Cary, North Carolina	27513
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 659-2100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Overview. On August 30, 2013, SciQuest, Inc. (“SciQuest”) acquired all of the outstanding capital stock of CombineNet, Inc. (“CombineNet”) pursuant to a Merger Agreement, dated as of August 30, 2013, by and among SciQuest, Liberty Subsidiary Corp., a wholly owned subsidiary of SciQuest (“Sub”), Liberty Second Sub, Inc., a wholly owned subsidiary of SciQuest (“Surviving Sub”), CombineNet and CombineNet Holdings, LLC, as the Stockholders’ Agent. Pursuant to the Merger Agreement, Sub was merged with and into CombineNet, with CombineNet being the surviving corporation immediately followed, as part of the same overall transaction, by the merger of CombineNet with and into Surviving Sub, with Surviving Sub being the surviving corporation. As part of the second merger, the Surviving Sub’s name was changed to Advanced Sourcing Corp. CombineNet is headquartered in Pittsburgh, Pennsylvania and is a leading provider of advanced sourcing software.

Terms of the Merger Agreement. SciQuest will pay an initial purchase price consisting of approximately $26 million in cash and 819,970 shares of common stock. The initial purchase price will be subject to a post-closing purchase price adjustment based on the amount of working capital of CombineNet at closing. A portion of the purchase price equal to approximately $2.5 million in cash and approximately 75,000 shares of common stock will be deposited in escrow to satisfy potential indemnification claims.

The Merger Agreement contains representations, warranties and covenants of CombineNet as well as representations, warrants and covenants of SciQuest, Sub and Surviving Sub. Among other things, CombineNet represents and warrants as to (i) authorization and enforceability, (ii) organizational documents, (iii) subsidiaries, (iv) required filings and consents, (v) permits and compliance with law, (vi) financial statements, (vii) liabilities, (viii) title to assets, (ix) the absences of certain changes, (x) litigation, (xi) employee benefit and labor matters, (xii) contracts, (xiii) intellectual property, (xiv) tax matters, (xv) insurance policies, (xvi) brokers, (xvii) accounts receivable, and (xviii) books and records.

Subject to certain exceptions and limitations, the Merger Agreement provides that SciQuest, Sub, Surviving Sub and certain related parties will be indemnified for certain losses arising from certain losses relating to the Agreement, including breaches of representations, warranties and covenants by of CombineNet. Indemnification claims must be brought (i) within 18 months following the closing date for certain non-fundamental representations and warranties, (ii) within three years following the closing date for intellectual property representations, and (iii) within 90 days following the expiration of any applicable statute of limitations for certain other fundamental representations and warranties regarding authorization and enforceability, title to assets and tax matters. The cash and shares of common stock deposited in escrow, less any amounts paid in satisfaction of indemnification claims and amounts subject to pending indemnification claims, will released as of the 18-month anniversary of the closing date.

This summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Merger Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by this reference.

Forward-Looking Statements. Any statements in this Report that are not historical or current facts are forward-looking statements. These forward-looking statements include references to the payment of additional stock upon the achievement of certain performance targets and the timeframe for closing the transaction. All forward-looking statements in this Report are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors” section of our Registration Statement on Form S-1 and other required reports, as filed with the SEC, which are available free of charge on the SEC’s website at www.sec.gov or on our website at www.sciquest.com. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. These forward-looking statements speak only as of the date hereof, and we undertake no obligation to update, amend or clarify any forward-looking statement for any reason.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Items 1.01 and 2.01 of this Report is incorporated by reference into this Item 3.02. In connection with the with acquisition of CombineNet, SciQuest will issue 819,970 shares of its common stock to certain former stockholders of CombineNet. Such shares are intended to be issued in a private placement under Section 4(2) of the Securities Act and/or Regulation D under the Securities Act. Each of the recipients of SciQuest common stock meets the accredited investor definition of Rule 501 of the Securities Act. The offering was not conducted in connection with a public offering and no public solicitation or advertisement was made or relied upon by the investor in connection with the offering.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements of CombineNet required by this item shall be filed by an amendment to this Report no later than 71 calendar days following the date this Report is required to be filed.

(d)	Exhibits.

Exhibit No.	Description

10.1†	Merger Agreement, dated August 30, 2013, by and among SciQuest, Inc., Liberty Subsidiary Corp., Liberty Second Sub, Inc., CombineNet, Inc. and CombineNet Holdings, LLC, as Stockholders’ Agent

10.2†	Escrow Agreement, dated August 30, 2013, by and among SciQuest, Inc., CombineNet Holdings, LLC and SunTrust Bank, N.A.

99.1	Press Release dated September 3, 2013

†	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIQUEST, INC.

Date: September 5, 2013

	By:	/s/ Stephen J. Wiehe
Stephen J. Wiehe
President and Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

10.1	Merger Agreement, dated August 30, 2013, by and among SciQuest, Inc., Liberty Subsidiary Corp., Liberty Second Sub, Inc., CombineNet, Inc. and CombineNet Holdings, LLC, as Stockholders’ Agent

10.2	Escrow Agreement, dated August 30, 2013, by and among SciQuest, Inc., CombineNet Holdings, LLC and SunTrust Bank, N.A.

99.1	Press Release dated September 3, 2013